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                                                                 EXHIBIT 10 (mm)

                              THE ALLEN GROUP INC.

                           DEFERRED COMPENSATION PLAN

                          (EFFECTIVE DECEMBER 1, 1995)
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                              THE ALLEN GROUP INC.
                           DEFERRED COMPENSATION PLAN


                 The Allen Group Inc. does hereby establish the Allen Group Inc. Deferred Compensation Plan on the terms and conditions hereinafter set forth.


                                   ARTICLE I
                                    PREFACE

                 SECTION 1.1. EFFECTIVE DATE. The effective date of this Plan is December 1, 1995.

                 SECTION 1.2. PURPOSE OF THE PLAN. The purpose of this Plan is to provide for certain highly compensated and management employees of the Employers a vehicle for deferring compensation.

                 SECTION 1.3. GOVERNING LAW. This Plan shall be regulated, construed and administered under the laws of the State of Ohio, except when preempted by federal law.

                 SECTION 1.4. GENDER AND NUMBER. For purposes of interpreting the provisions of this Plan, the masculine gender shall be deemed to include the feminine, the feminine gender shall be deemed to include the masculine, and the singular shall include the plural unless otherwise clearly required by the context.

                                   ARTICLE II
                                  DEFINITIONS

                 The following words and phrases shall have the following respective meanings for purposes of this Plan.

                 SECTION 2.1. ACCOUNT shall mean the record maintained by the Employer in accordance with Section 3.2.
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                 SECTION 2.2.  BASE SALARY shall mean an Executive's base
salary in effect on January 1 of each Plan Year (including, for this purpose, any salary reductions caused as a result of participation in (a) an Employer-sponsored plan which is governed by Section 401(k) or 125 of the Internal Revenue Code or (b) this Plan).

                 SECTION 2.3. BENEFICIARY shall mean the person or persons designated by the Participant as his Beneficiary under this Plan, in accordance with the provisions of Article VII hereof.

                 SECTION 2.4. BONUS. An Executive's Bonus for a Plan Year is the annual cash incentive bonus which is earned with respect to services performed by the Executive during such Plan Year, whether or not such Bonus is actually paid to the Executive during such Plan Year. The Management Compensation Committee of the Company's Board of Directors may designate other bonus amounts payable under bonus programs hereafter established for Executives as amounts to be treated as "Bonus" hereunder.

                 SECTION 2.5.  CHANGE IN CONTROL shall mean any of the
following:

         (a) If any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange
         Act)(other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or
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         (b)  If, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Board"), and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Subsection (a), (c) or
         (d) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

         (c) If the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
         (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or a similar transaction) in which no "person" (as defined in Subsection (a) above) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or

         (d) If the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                 SECTION 2.6. COMMITTEE shall mean the Employee Before-Tax Savings Plan Committee, as appointed from time to time under The Allen Group Inc. Employee Before-Tax Savings Plan.

                 SECTION 2.7.  COMPANY shall mean The Allen Group Inc.

                 SECTION 2.8. CONTROLLED GROUP shall mean the Company and each other entity the employees of which, together with the employees of the Company, are required to be treated as if they were employed by a single employer under Section 414 of the Internal Revenue Code.
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                 SECTION 2.9.  DEFERRED COMPENSATION BENEFIT shall mean a
Deferred Compensation Benefit (as described in Article III) which is payable to or with respect to a Participant under this Plan.

                 SECTION 2.10. EMPLOYER shall mean the Company and any other Controlled Group member that adopts the Plan with the written consent of the Company.

                 SECTION 2.11. EXECUTIVE DEFERRALS shall mean the amounts described in Section 3.1(a) hereof.

                 SECTION 2.12. EXECUTIVE shall mean, for a particular Plan Year, an Employee of an Employer whose participation herein is approved by the Committee. It is intended generally that to be eligible to participate herein the Executives shall be employees who are covered by the Company's qualified pension or savings plan and whose Base Salary exceeds $100,000.

                 SECTION 2.13. INSOLVENT. For purposes of this Plan, an Employer shall be considered Insolvent at such time as it (a) is unable to pay its debts as they mature, or (b) is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code.

                 SECTION 2.14. INTEREST PERCENTAGE FACTOR. For a particular month, the Prime Rate of the Bank of America (or such other bank as the Committee from time to time may designate) as of the last business day of the preceding calendar month minus 1%. In no event, however, will the Interest Percentage Factor be less than 4% or more than 10%.
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                 SECTION 2.15.  PARTICIPANT shall mean any Executive who makes
Executive Deferrals hereunder.

                 SECTION 2.16. PLAN shall mean The Allen Group Inc. Deferred Compensation Plan, as herein set out or as duly amended.

                 SECTION 2.17. PLAN YEAR shall mean each calendar year commencing with the 1995 calendar year.

                 SECTION 2.18. RETIREMENT shall mean the voluntary termination of an Executive's employment on or after the later of the date on which the Executive attains age 55 and the date the Executive completes 10 years of "Continuous Service" (as defined in The Allen Group, Inc. Corporate Retirement
Plan).

                 SECTION 2.19. UNFORESEEABLE EMERGENCY shall mean an event which results (or will result) in severe financial hardship to the Participant as a consequence of an unexpected illness or accident or loss of the Participant's property due to casualty or other similar extraordinary or unforeseen circumstances out of the control of the Participant.

                                  ARTICLE III
                         DEFERRED COMPENSATION BENEFITS

                 SECTION 3.1.     DEFERRED COMPENSATION BENEFITS.

                 (a) AMOUNT OF EXECUTIVE DEFERRALS. Each Executive may, by written notice to the Committee (in accordance with rules established by the Committee), direct his Employer to reduce his Base Salary and/or Bonus as described in the following sentences and to credit the amount of any such reduction (collectively, the "Executive Deferrals") to the Account described in
Section 3.2 at
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the times described therein.  Each Executive may at any time direct his
Employer to reduce his Base Salary which is payable for services yet to be performed by a specified dollar amount or percentage (not exceeding 25% of Base Salary for any Plan Year). In addition, prior to December 31 of any Plan Year, each Executive may direct his Employer to reduce his Bonus for such Plan Year by a specified dollar amount or percentage (not exceeding 50% of any such Bonus).

                 (b)  DEFERRAL PERIOD.

                 (i) Each deferral election described in Subsection (a) above shall also contain the Executive's election regarding the time or times of the payment or commencement of payment of the portion of his Account to which such election applies (the "Payment Date" or "Payment Dates"). Any deferral election may designate up to five (5) separate Payment Dates, but in no event may an Executive designate more than five (5) Payment Dates for all Executive Deferrals under the Plan. In addition, notwithstanding the Payment Date(s) elected by the Executive, all Executive Deferrals shall be paid or commence to be paid to the Executive upon the earlier of (A) as soon as practicable after the date on which he ceases to be an employee of a Controlled Group member for any reason (including disability, death or the termination of an Employer's membership in the Controlled Group) other than Retirement or (B) immediately following the date of a Change in Control. If an Executive elects installment payments
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under Section 3.1(c)(ii), all such installment payments must commence on the same Payment Date.

                 (ii) Notwithstanding the Payment Date(s) elected by the Executive, the payment of all or any portion of the Executive's Account will be deferred to the extent that any amount payable under the Plan, when added to any other compensation received or to be received by the Executive in the same calendar year, would not be deductible for federal income tax purposes by the Executive's Employer by reason of Section 162(m) of the Internal Revenue Code (the "Code"). The amount to be deferred will equal the amount that otherwise would not be deductible by reason of Section 162(m) of the Code, but in no event shall exceed the total amount otherwise payable to the Executive hereunder. The deferred amount shall be paid at the earliest possible time during the first succeeding calendar year (or years) in which such amount, when added to all other compensation received or to be received by the Executive in such calendar year, would not be non-deductible by reason of Section 162(m) of the Code.

                 (c) FORM OF PAYMENT. Each deferral election described in Subsection (a) above shall also contain the Executive's election regarding the form of payment of the portion of his Account to which such election applies. In each election form, the Executive may elect to receive payment of the portion of his Account to which such election applies in one or a combination of the following forms:
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                 (i)      a lump sum payment; or

                 (ii) annual installment payments for a period not exceeding ten years, with each installment being based on the value of the portion of the Account subject to such election on the date on which such installment is to be paid and being a fraction of such value in which the numerator is one and the denominator is the total number of remaining installments to be paid.

Notwithstanding the foregoing, (1) in the event of a Change in Control, all unpaid Deferred Compensation Benefits (whether payable as a lump sum or in installments) shall be paid in the form of a lump sum payment, and (2) the same payout period must be elected with respect to all installment payments elected by an Executive under the Plan.

                 (d) EFFECT AND DURATION OF DEFERRAL ELECTION. Any direction by an Executive to make Executive Deferrals hereunder shall be effective with respect to the Base Salary otherwise payable to the Executive and the Bonus earned by the Executive during the period to which the direction relates, and the Executive shall not be eligible to receive such Executive Deferrals on the date they would otherwise be payable. Instead, such Executive Deferrals shall be credited to the Executive's Account as provided in Section 3.2. Except as specifically provided herein or in an election form, any directions made in accordance with Subsections (a)(i), (b) or (c) above shall be irrevocable and shall remain in effect for subsequent Plan Years unless changed or terminated by the Executive by written notice to the Committee, on a form provided by the Committee, prior to
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the first day of such subsequent Plan Year.  Notwithstanding the foregoing, an
Executive's direction to make Executive Deferrals hereunder shall automatically terminate on the earlier of the date (i) the Executive ceases employment with the Employers, (ii) on which the Executive's Employer is deemed Insolvent,
(iii) the Executive is no longer eligible to make Executive Deferrals hereunder, (iv) the Plan is terminated or (v) of a Change in Control.

                 SECTION 3.2. PARTICIPANT'S ACCOUNTS. Each Employer shall establish and maintain on its books an Account for each Participant which shall contain the following entries:

                 (a) Credits to an Account for the Executive Deferrals described in Section 3.1, which shall be credited to the Account at the time such Deferrals would otherwise have been paid to the Executive;

                 (b) Credits to the same Accounts for the earnings described in Article IV, which shall continue until the Account has been distributed to the Participant or his Beneficiary; and

                 (c)  Debits for any distributions made from the Account.

                                   ARTICLE IV
                                    EARNINGS

                 SECTION 4.1. EARNINGS. At the end of each calendar month, the Account of each Participant shall be credited with an amount determined by applying one-twelfth of the Interest
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Percentage Factor to such Participant's Account balance at the beginning of such month. The Account of a Participant who has terminated employment with the Controlled Group shall be credited with earnings as described in this Section until the Account has been distributed in full.


                                   ARTICLE V
                                    VESTING

                 A Participant shall always be 100% vested in his Account hereunder.


                                   ARTICLE VI
                    DISTRIBUTION OF BENEFITS TO PARTICIPANTS

                 SECTION 6.1.  TIME AND MANNER OF PAYMENT.

                          (a)  TIMING.  Except as otherwise provided or
permitted by the Plan, the Deferred Compensation Benefit shall be paid (or commence to be paid) to the Participant on the Payment Date(s) specified in the Participant's deferral election form pursuant to Section 3.1(b).

                          (b)  FORM.  Except as otherwise provided or permitted
by the Plan, the Deferred Compensation Benefit shall be distributed to the Participant in the form specified in the Participant's deferral election form pursuant to section 3.1(c).

                          (c)  UNFORESEEABLE EMERGENCY DISTRIBUTIONS.
Notwithstanding the foregoing, the Committee may at any time, upon written request of the Participant, cause to be paid to such Participant an amount equal to all or any part of such Participant's Account if the Committee determines, in its
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absolute discretion based on such reasonable evidence that it shall require, that such a payment or payments is necessary for the purpose of alleviating the consequences of an Unforeseeable Emergency occurring with respect to the Participant. Payments of amounts because of an Unforeseeable Emergency shall be permitted only to the extent reasonably necessary to satisfy the emergency need. Any Executive whose eligibility to make before-tax contributions to The Allen Group Inc. Employee Before-Tax Savings Plan has been suspended because he has taken a hardship withdrawal from such plan shall not be eligible to make Executive Deferrals under this Plan for the period of his suspension from such plan.

                 (d) SMALL SUB-ACCOUNTS. Notwithstanding the foregoing, in the event that a Participant's Account does not exceed $20,000 at the time of the Participant's termination of employment with the Controlled Group, such Account shall automatically be paid to him in a single lump sum payment as soon as practicable following his termination of employment.

                 (e) TAXES. The Employer shall deduct from the payments hereunder any taxes required by law to be withheld therefrom.

                 SECTION 6.2. LIABILITY FOR PAYMENT/EXPENSES. Each Employer shall be liable for the payment of the Deferred Compensation Benefits which are payable hereunder to its employees. Expenses of administering the Plan shall be paid by the Employers, as directed by the Company.
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                                  ARTICLE VII
                                 BENEFICIARIES

                 SECTION 7.1. BENEFICIARY DESIGNATIONS. A designation of a Beneficiary hereunder may be made only by an instrument (in form acceptable to the Committee) signed by the Participant and filed with the Committee prior to the Participant's death. In the absence of such a designation and at any other time when there is no existing Beneficiary designated hereunder, the Beneficiary of a Participant shall be his surviving spouse or, if none, his estate. A person designated by a Participant as his Beneficiary who or which ceases to exist shall not be entitled to any part of any payment thereafter to be made to the Participant's Beneficiary unless the Participant's designation specifically provided to the contrary. If two or more persons designated as a Participant's Beneficiary are in existence with respect to a single Deferred Compensation Benefit, the amount of any payment to the Beneficiary under this Plan shall be divided equally among such persons unless the Participant's designation specifically provided to the contrary.

                 SECTION 7.2. CHANGE IN BENEFICIARY. A Participant may, at any time and from time to time, change a Beneficiary designation hereunder without the consent of any existing Beneficiary or any other person. Any change in Beneficiary shall be made by giving written notice thereof to the Committee and any change shall be effective only if received by the Committee prior to the death of the Participant.
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                 SECTION 7.3.  DISTRIBUTIONS TO BENEFICIARIES.

                 (a) AMOUNT OF BENEFITS. The Deferred Compensation Benefit payable to a Participant's Beneficiary under this Plan shall be equal to such Participant's Deferred Compensation Account balance on the date of the distribution of the Account to the Beneficiary.

                 (b) TIME AND MANNER OF PAYMENT. The Deferred Compensation Benefit payable to a Beneficiary under this Plan shall be paid in the form of a lump sum payment as soon as practicable following the death of the Participant.


                                  ARTICLE VIII
                                 MISCELLANEOUS

                 SECTION 8.1. LIABILITY OF EMPLOYER. Nothing in this Plan shall constitute the creation of a trust or other fiduciary relationship between an Employer and any Participant, Beneficiary or any other person.

                 SECTION 8.2. LIMITATION ON RIGHTS OF PARTICIPANTS AND BENEFICIARIES - NO LIEN. The Plan is designed to be an unfunded, nonqualified plan. Nothing contained herein shall be deemed to create a trust or lien in favor of any Participant or Beneficiary on any assets of an Employer. The Employers shall have no obligation to purchase any assets that do not remain subject to the claims of the creditors of the Employers for use in connection with the Plan. No Participant or Beneficiary or any other person shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Employers prior to the
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                                                                              14


time that such assets are paid to the Participant or Beneficiary as provided herein. Each Participant and Beneficiary shall have the status of a general unsecured creditor of the Employers.

                 SECTION 8.3. NO GUARANTEE OF EMPLOYMENT. Nothing in this Plan shall be construed as guaranteeing future employment to Participants. Except as otherwise set forth in a written agreement between an Executive and an Employer, a Participant continues to be an employee of an Employer solely at the will of such Employer subject to discharge at any time, with or without cause.

                 SECTION 8.4. PAYMENT TO GUARDIAN. If a benefit payable hereunder is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Employers from all liability with respect to such benefit.

                 SECTION 8.5. ASSIGNMENT. No right or interest under this Plan of any Participant or Beneficiary shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of the Participant or Beneficiary.
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                 SECTION 8.6.  SEVERABILITY.  If any provision of this Plan or the application thereof to any circumstance(s) or person(s) is held to be invalid by a court of competent jurisdiction, the remainder of the Plan and the application of such provision to other circumstances or persons shall not be affected thereby.


                                   ARTICLE IX
                             ADMINISTRATION OF PLAN

                 SECTION 9.1. ADMINISTRATION. (a) IN GENERAL. The Plan shall be administered by the Committee. The Committee shall have sole and absolute discretion to interpret where necessary all provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), to determine the rights and status under the Plan of Participants, Executives, or other persons, to resolve questions or disputes arising under the Plan and to make any determinations with respect to the benefits payable under the Plan and the persons entitled thereto as may be necessary for the purposes of the Plan. The Committee's determination of the rights of any employee or former employee hereunder shall be final and binding on all persons, subject only to the claims procedures outlined in Section 9.3 hereof.

                 (b) DELEGATION OF DUTIES. The Committee may delegate any of its administrative duties, including, without limitation, duties with respect to the processing, review, investigation,
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                                                                              16


approval and payment of Deferred Compensation Benefits, to a named administrator or administrators.

                 SECTION 9.2. REGULATIONS. The Committee shall promulgate any rules and regulations it deems necessary in order to carry out the purposes of the Plan or to interpret the provisions of the Plan; provided, however, that no rule, regulation or interpretation shall be contrary to the provisions of the Plan. The rules, regulations and interpretations made by the Committee shall, subject only to the claims procedure outlined in Section 9.3 hereof, be final and binding on all persons.

                 SECTION 9.3. CLAIMS PROCEDURES. The Committee shall determine the rights of any employee or former employee to any Deferred Compensation Benefits hereunder. Any employee or former employee who believes that he has not received the Deferral Benefits to which he is entitled under the Plan may file a claim in writing with the Committee. The Committee shall, no later than 90 days after the receipt of a claim (plus an additional period of 90 days if required for processing, provided that notice of the extension of time is given to the claimant within the first 90 day period), either allow or deny the claim in writing. If a claimant does not receive written notice of the Committee's decision on his claim within the above-mentioned period, the claim shall be deemed to have been denied in full.
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                 A denial of a claim by the Committee, wholly or partially, shall be written in a manner calculated to be understood by the claimant and shall include:

                 (a)      the specific reasons for the denial;

                 (b) specific reference to pertinent Plan provisions on which the denial is based;

                 (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                 (d)      an explanation of the claim review procedure.

                 A claimant whose claim is denied (or his duly authorized representative) may within 60 days after receipt of denial of a claim file with the Committee a written request for a review of such claim. If the claimant does not file a request for review of his claim within such 60-day period, the claimant shall be deemed to have acquiesced in the original decision of the Committee on his claim. If such an appeal is so filed within such 60 day period, the Company (or its delegate) shall conduct a full and fair review of such claim. During such review, the claimant shall be given the opportunity to review documents that are pertinent to his claim and to submit issues and comments in writing.

                 The Company shall mail or deliver to the claimant a written decision on the matter based on the facts and the pertinent provisions of the Plan within 60 days after the receipt of the request for review (unless special circumstances require an extension of up to 60 additional days, in which case written
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                                                                              18


notice of such extension shall be given to the claimant prior to the commencement of such extension). Such decision shall be written in a manner calculated to be understood by the claimant, shall state the specific reasons for the decision and the specific Plan provisions on which the decision was based and shall, to the extent permitted by law, be final and binding on all interested persons. If the decision on review is not furnished to the claimant within the above-mentioned time period, the claim shall be deemed to have been denied on review.

                 SECTION 9.4. REVOCABILITY OF COMMITTEE/COMPANY ACTION. Any action taken by the Committee or the Company with respect to the rights or benefits under the Plan of any employee or former employee shall be revocable by the Committee or the Company as to payments not yet made to such person, and acceptance of any Deferred Compensation Benefits under the Plan constitutes acceptance of and agreement to the Committee's or the Company's making any appropriate adjustments in future payments to such person (or to recover from such person) any excess payment or underpayment previously made to him.

                 SECTION 9.5.  AMENDMENT.

                 (a) The Board of Directors of the Company may at any time (without the consent of any Employer) amend any or all of the provisions of this Plan, except that (i) no such amendment may (1) reduce the balance of any Participant's Account as of the date of such amendment, (2) change the time or form of distribution from a Participant's Account or (3) change the provisions of the Plan applicable to a Participant's Account upon a Change in Control, without the prior written consent of such Participant, and (ii) no such amendment may suspend the crediting of earnings on the balance of a Participant's Account, until the entire balance of such Account has been distributed. Any amendment shall be in the form of a written instrument executed by an officer of the Company pursuant to a resolution adopted by the Board of Directors. Subject to the foregoing provisions of this Section, such amendment shall become effective as of the date specified in such instrument or, if no such date is specified, on the date of its execution.

                 (b) If, at any time, (i) there is a suspension of the crediting of earnings on the balance of a Participant's Account or a reduction below 4% in the rate at which earnings are credited on the balance of a Participant's Account or (ii) any Executive does not receive a distribution of his Account at the time such distribution is scheduled to commence or be made (other than by reason of Section 3.1(b)(ii)), then all Deferred Compensation Benefits may at the election of the Executive, become immediately due and payable in the form of lump sum payments.

                 SECTION 9.6.  TERMINATION.

                 The Board of Directors of the Company (without the consent of any Employer), in its sole discretion, may terminate this Plan at any time and for any reason whatsoever, except that (i) no such termination may (1) reduce the balance of any
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Participant's Account as of the date of such termination or (2) change the provisions of the Plan applicable to a Participant's Account upon a Change in Control, without the prior written consent of such Participant, and (ii) no such termination may suspend the crediting of earnings on the balance of a Participant's Account, until the entire balance of such Account has been distributed. Any such termination shall be expressed in the form of a written instrument executed by an officer of the Company pursuant to a resolution adopted by the Board of Directors. Subject to the foregoing provisions of this Section, such termination shall become effective as of the date specified in such instrument or, if no such date is specified, on the date of its execution. Written notice of any termination shall be given to the Participants as soon as practicable after the instrument is executed.

                 Executed this 1st day of December, 1995.

                              THE ALLEN GROUP INC.


                              By:
                                 __________________________________
                                  Title: